CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


     The undersigned, Principal Executive Officer of the O'Connor EQUUS (the "Fund"), with respect to the Fund's Form N-CSR for the period ended September 30, 2015, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 7, 2015


                                                  /s/ Nicholas Vagra
                                                  -----------------------
                                                  Nicholas Vagra
                                                  President


This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                 CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


     The undersigned, Principal Financial Officer of the O'Connor EQUUS (the "Fund"), with respect to the Fund's Form N-CSR for the period ended September 30, 2015, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 7, 2015


                                                  /s/ Robert Kerns
                                                  ------------------------
                                                  Robert Kerns
                                                  Chief Financial Officer


This certification is being furnished pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.